UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 30, 2015

Southside Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-12247	75-1848732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 S. Beckham, Tyler, Texas	75701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (903) 531-7111

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The annual meeting of shareholders of Southside Bancshares, Inc. (the “Company”) was held on April 30, 2015, in Tyler, Texas. Five directors were elected for a term of three years.  The appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015, was ratified.

The final voting results are set forth below:

	Shares Voted
Nominees for Director for a term expiring at the 2018 Annual Meeting	For	Withheld	Broker Non Votes
S. Elaine Anderson	15,408,253	189,877	4,650,081
Herbert C. Buie	14,657,345	940,785	4,650,081
Patricia A. Callan	15,366,691	231,439	4,650,081
John R. (Bob) Garrett	15,390,195	207,935	4,650,081
Joe Norton	14,656,650	941,480	4,650,081

	For	Against	Abstain
Ratification of Independent Auditors	20,133,035	88,956	26,220

	Outstanding	# Voted	% Voted
At Date of Record	24,110,953	20,248,211	83.98%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: May 6, 2015	By:	/s/ Lee R. Gibson
Lee R. Gibson, CPA
Senior Executive Vice President and Chief Financial Officer